1 Speakers: Donald E. Morel, Jr. Chairman and Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise. West Pharmaceutical Services, Inc. Second-Quarter 2014 Analyst Conference Call 9 a.m. Eastern Time, July 31, 2014 A webcast of today’s call can be accessed in the “Investors” section of the Company’s web site www.westpharma.com To participate on the call please dial: (800) 706-7749 (U.S.) or (617) 614-3474 (International) The passcode is 66229803 An online archive of the broadcast will be available at the site two hours after the live call and will be available through Thursday, August 7, 2014, by dialing: (888) 286-8010 (U.S.) or (617) 801-6888 (International) The passcode 63525660 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the quarter and management’s discussion of those results during today’s conference call.

2 Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2014 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in today’s press release, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward- looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in today’s press release and accompanying tables, in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted Accounting Principles) financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to the “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” at the end of these materials for more information.

3 Second-Quarter 2014 Summary Results $ millions, except earnings per-share (EPS) data (1) 2013 EPS figures are adjusted for the stock split that occurred on September 26, 2013. ($ millions, except per-share data) Three Months Ended June 30, 2014 2013 Net Sales $ 368.9 $ 344.5 Gross Profit Margin 33.0% 32.2% Operating Profit $ 54.1 $ 42.5 Diluted EPS(1) $ 0.52 $ 0.43

4 Second-Quarter Operating Results • Sales growth and stronger mix • Pharmaceutical Packaging Systems sales grew 4.5%  High-value product sales grew 8.5%  Led by Westar and Daikyo RS and RU products  Standard product mix positive • Pharmaceutical Delivery Systems sales grew 7.2% • Proprietary product sales up 13.4% • Comprise 27.1% of segment sales • Contract manufacturing grew 5.0%, mostly on existing business • Gross profit margin up 80 bps, primarily on stronger mix  33.0% in the quarter • SG&A down on lower retirement benefits & incentive compensation costs • Higher tax rate on lack of US R&D credit, international earnings mix All prior-period sales comparisons exclude the impact of changes in currency.

5 Expansion and Product Development  Geographic expansion: • China elastomer facility is operating • India facility began commercial production of metal seals  Dedication ceremony was held on July 16, 2014  Proprietary delivery systems • Daikyo CZ® products:  1ml syringe pre-commercial testing continues  Growing vial and cartridge opportunities • Expect customer to file for approval in 2014 using CZ • SmartDose development:  SmartDose clinical development continues  Customer-funded pre-clinical development programs progressing Daikyo CZ® is a registered trademark of Daikyo Seiko, Ltd.

6 2014 Outlook  Confirming prior EPS guidance • Diluted EPS estimate in the range of $1.77 to $1.89  PPS: • High-value product growth expected to drive profitability • Expect sales growth to be moderate • Price is not expected to be a significant contributor  PDS: • Proprietary products expected to generate growth  SmartDose clinical supply ramping  Reconstitution products resume growing • Contract manufacturing remains strong in near term  Less visibility to end of year

7 Change in Consolidated Sales Second-Quarter 2013 to 2014 ($ millions) $368.9 $15.8 $2.5 $6.1 $344.5 2013 Sales Volume & Mix Sales Price Currency 2014 Sales

8 Change in Consolidated Gross Profit Margin % Second-Quarter 2013 to 2014 33.0% 1.3% 1.5% 0.5% 0.1% 32.2% 2014 2013

9 Change in SG&A Costs Second-Quarter 2013 to 2014 ($ millions) $57.5 $1.9 $1.8 $1.2 $0.3 $59.7

10 Cash Flow Metrics ($ millions) (1) 2013 capital expenditures includes $35 million of 2013 funding associated with the Company’s new headquarters and research facility, most of which was incurred and recorded in earlier years Six Months Ended June 30, 2014 2013 Depreciation and amortization $44.9 $41.2 Operating cash flow $73.0 $98.4 Capital expenditures $56.2 $83.8

11 Summary Balance Sheet Information ($ millions) † Net debt to total invested capital is a Non-GAAP measure, which management believes provides a useful measure of the comparative degree of West’s financial leverage. Net debt is determined by reducing total debt by the amount of cash and cash equivalents, and for purpose of measuring net debt to invested capital, total invested capital is the sum of net debt and shareholders’ equity. As of June 30, 2014 As of December 31, 2013 Cash and Cash Equivalents $226.7 $230.0 Debt $361.5 $373.5 Equity $972.6 $906.4 Net Debt to Total Invested Capital(†) 12.2% 13.7% Working Capital $464.2 $413.8

12 2014 Full-year Financial Guidance ($ millions, except EPS) Estimated 2014 Revenue(1) Estimated Gross Profit %(1) Pharmaceutical Packaging Systems Segment $1,030 - $1,050 36.8% to 37.3% Pharmaceutical Delivery Systems Segment $400 - $410 19.5% to 20.5% Consolidated $1,430 - $1,460 32.0% - 32.5% Capital Spending $125 - $145 Diluted EPS(1) $1.77 to $1.89 per share (1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.37 for the remainder of 2014. Actual results will vary as a result of variability of exchange rates, among other items.

13 NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see today’s press release and Safe Harbor Statement. Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non- GAAP financial measures:  Adjusted operating profit  Adjusted income tax expense  Adjusted net income  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. A reconciliation of these adjusted non-GAAP measures to the comparable GAAP financial measures is included in the accompanying tables. Please see “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items.

14 Non-GAAP Financial Measures(1) Six Months Ended June 30, 2013 (in millions, except per share data) (1) See “Notes to Non-GAAP Financial Measures” (Slide 13), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $85.9 $18.9 $61.9 $0.88 Extinguishment of debt/Discrete tax items - 1.3 (1.1) (0.02) Adjusted (Non-GAAP) $85.9 $20.2 $60.8 $0.86